CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations

-----------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands, except per common share amounts)

                                                                    Three Months Ended         Nine Months Ended
                                                                      September 30,              September 30,
                                                                  --------------------       ---------------------
                                                                    1998         1997           1998         1997
                                                                    ----         ----           ----         ----
  Revenues:
     Rental income (1)                                           $113,657       87,855        320,950      231,832
     Other real estate operating revenue:
        Real estate service income                                  4,471        3,575         10,985       11,512
        Executive suites revenue                                   46,860        5,000         97,169        5,000
     Gain on sale of assets                                         6,844           --         33,030          353
     Interest and other income                                      2,676          824          7,451        1,980
                                                                 --------      -------       --------     --------
           Total operating revenue                                174,508       97,254        469,585      250,677
                                                                 --------      -------       --------     --------

  Operating expenses:
     Property operating expenses:
        Operating expenses                                         30,033       23,653         78,223       60,664
        Real estate taxes                                           9,897        7,876         28,858       21,256
     Interest expense                                              19,560       14,275         54,137       37,266
     Executive suites operating expenses                           38,563        4,124         82,004        4,124
     General and administrative                                     8,379        5,445         22,841       15,777
     Depreciation and amortization                                 28,523       20,378         78,402       54,561
                                                                 --------      -------       --------     --------
           Total operating expenses                               134,955       75,751        344,465      193,648
                                                                 --------      -------       --------     --------

           Net operating income before income taxes,
              minority interest and extraordinary item             39,553       21,503        125,120       57,029
  Income taxes                                                       (574)          --           (574)          --
                                                                 --------      -------       --------     --------
           Net operating income before minority interest
              and extraordinary item                               38,979       21,503        124,546       57,029
  Minority interest                                                (2,598)      (2,022)       (13,549)      (5,758)
                                                                 --------      -------       --------     --------
           Income before extraordinary item                        36,381       19,481        110,997       51,271
  Extraordinary item - loss on early extinguishment
     of debt                                                         --           (608)            --         (608)
                                                                 --------      -------       --------     --------
           Net income                                            $ 36,381       18,873        110,997       50,663
                                                                 ========      =======       ========     ========

           Basic net income per common share:
                    Income before extraordinary item             $   0.38         0.29           1.25        0.88
                    Extraordinary item - loss on
                      early extinguishment of debt                   --          (0.01)            --       (0.01)
                                                                 --------      -------       --------     --------
           Basic net income per common share                     $   0.38         0.28           1.25        0.87
                                                                 ========      =======       ========     ========

           Diluted net income per share:
                    Income before extraordinary item             $   0.37         0.29            1.25        0.87
                    Extraordinary item - loss on
                      early extinguishment of debt                     --        (0.01)             --       (0.01)
                                                                 --------      -------     -----------    --------
           Diluted net income per share                          $   0.37         0.28            1.25        0.86
                                                                 ========      =======     ===========    ========

NOTES:

(1) Rental income includes $3,508 and $3,390 of straight-line rents for the three month periods ended September 30, 1998 and 1997, respectively, and $10,754 and $7,177 of straight-line rents for the nine month periods ended September 30, 1998 and 1997, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Condensed Consolidated Statements of EBITDA

-------------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands)

                                                    OmniOffices, Inc.                      OmniOffices (UK) Limited
                                                       (Domestic)                             (International) (1)
                                          Three Months Ended   Nine Months Ended   Three Months Ended   Nine Months Ended
                                             September 30,       September 30,       September 30,        September 30,
                                          ------------------   -----------------   ------------------   -----------------
                                             1998     1997       1998     1997       1998    1997         1998      1997
                                             ----     ----       ----     ----       ----    ----         ----      ----
Revenues:
   Rental income                           $27,970    3,009     57,936    3,009      2,736      --       3,939       --
   Other services and interest income       14,901    1,991     33,497    1,991      1,253      --       1,797       --
                                           -------    -----     ------    -----      -----     ---       -----      ---
       Total operating revenue              42,871    5,000     91,433    5,000      3,989      --       5,736       --

Expenses:
   Operating expenses                       21,638    2,460     44,705    2,460      2,688      --       3,749       --
   G & A selling expense                    13,620    1,662     32,651    1,662        618      --         899       --
                                           -------    -----     ------    -----      -----     ---       -----      ---
       Total expenses                       35,258    4,122     77,356    4,122      3,306      --       4,648       --

EBITDA                                       7,613      878     14,077      878        683      --       1,088       --
                                           =======    =====     ======    =====      =====     ===       =====      ===

(1) Acquired May 15, 1998